                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported ): February 21, 1995


                          DAUPHIN DEPOSIT CORPORATION
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Pennsylvania                  0-8415                23-1938831
- --------------------------------   -------------    ----------------------------
(State or other jurisdiction of      (Commission         (I.R.S. Employer
 incorporation or organization)      File No.)           Identification Number)



          213 Market Street, Harrisburg, Pennsylvania          17105
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         (Address of principal executive offices)            (Zip Code)



              Registrant's telephone number, including area code:


                                (717) 255-2121



                                NOT APPLICABLE
- --------------------------------------------------------------------------------
            (Former name or address, if changed, since last report)




Exhibit Index on page 5.
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ITEM 5   OTHER EVENTS.
         ------------

         AUTHORIZATION OF STOCK REPURCHASES.
         ----------------------------------

         On February 21, 1995, the Board of Directors of the Corporation authorized the repurchase of up to 1,500,000 shares of the Corporation's outstanding common stock. Pursuant to the authorization, appropriate senior officers of the Corporation may direct the repurchases at times and in amounts determined by them to be prudent.

         The Corporation expects to use available cash to fund the repurchases and does not anticipate borrowing for this purpose. Repurchases will be made from time to time on the open market or in privately negotiated transactions. The shares to be purchased will be used for reissuance in connection with the Corporation's benefit plans, including but not limited to the Employee Stock Purchase Plan, Stock Option Plan, Dividend Reinvestment Plan and such other benefit plans as may hereinafter be adopted by the Corporation.

         The press release announcing the authorization of the share repurchases is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.
           ------------------------------------------------------------------


                (c)  Exhibits.


                     99   -   Press Release, dated February 21, 1995, announcing
                              authorization of stock repurchases.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DAUPHIN DEPOSIT CORPORATION



                                       By: /s/ Dennis L. Dinger
                                          -----------------------------
                                            Dennis L. Dinger
                                            Senior Executive Vice President,
                                            Chief Fiscal and Administrative
                                            Officer

Date:  March 3, 1995


66507

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                                                       Page No.
- -----------                                                       --------

   99          Press Release, dated February 21, 1995,               6
               announcing authorization of stock
               repurchases